Exhibit 99.1

FOR IMMEDIATE RELEASE
For more information, contact:
AmerUs Group
Christopher J. Littlefield,
Executive Vice President & General Counsel
515 / 362-3658
Aviva plc to Acquire AmerUs Group for $69 Per Share

■	Combination to Create Powerful Presence in U.S. Annuity and Life Insurance Market

■	U.S. Headquarters to Be Located in Des Moines, Iowa

■	Thomas C. Godlasky to Become President and CEO of Aviva’s U.S. operations
DES MOINES, Iowa, July 13, 2006 – Aviva plc (LSE: AV), the world’s fifth largest insurance group, and AmerUs Group, Co. (NYSE: AMH), a leading U.S. producer of annuity and life insurance products, today announced they had reached a definitive agreement under terms of which Aviva will acquire AmerUs Group for $69 per share in cash for all outstanding shares of AmerUs Group. The consideration represents a premium of 20 percent, based on the average closing price of AmerUs Group’s shares for the 30-day period prior to this announcement. The total value of the transaction would be approximately $2.9 billion.
The transaction, which was unanimously approved by the boards of directors of Aviva and AmerUs Group, is subject to customary closing conditions, including approval by AmerUs Group shareholders and the receipt of government and regulatory approvals, including the expiration of all waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
Upon completion of the transaction, AmerUs Group and Aviva’s U.S. operations will be combined and the business will operate under the name of Aviva, headquartered in Des Moines, Iowa.
Richard Harvey, Group Chief Executive, Aviva plc said; “AmerUs is a well-managed, innovative and fast-growing business. This acquisition establishes a leadership position within a key segment of the world’s largest long-term savings market. In a single move the combination of AmerUs’ national distribution networks and the resources and expertise of Aviva, provides the platform for significant profitable growth in the US.”
Thomas C. Godlasky, chairman, president and chief executive officer of AmerUs Group, who will become president and chief executive officer of the new Aviva USA, said, “This transaction enables both companies to fulfill their complementary business visions faster than either company could separately. For AmerUs Group, it means uniting our capabilities with an organization with global brand recognition and the financial strength of an AA credit rated insurer. Additionally, the combined U.S. operations add further strength to the global marketing presence and diverse distribution systems of Aviva. We look forward to working with Aviva’s excellent U.S. team.
“The combination of AmerUs and Aviva will open new opportunities for our producers and customers by providing a broader product portfolio. This further enhances our commitment to serving our customers and communities. For Aviva, the transaction greatly enhances their geographic reach throughout the U.S. market, where demographic trends and longer life expectancies are creating a growing need for savings, wealth preservation and retirement products.”
AmerUs Group expects to schedule a special meeting of its shareholders during the fourth quarter of 2006 to vote on the transaction. The companies currently expect the transaction to close before December 31, 2006.
JPMorgan Cazenove, Lazard & Co. Limited and Morgan Stanley & Co. Limited are acting as joint financial advisers to Aviva. Goldman, Sachs & Co. served as financial advisor to AmerUs Group and Skadden, Arps, Slate, Meagher & Flom LLP provided legal counsel.
About AmerUs Group
AmerUs Group Co. is an Iowa corporation located in Des Moines, Iowa, engaged through its subsidiaries in the business of marketing and distributing individual life insurance and annuity products in 50 states, the District of Columbia and the U.S. Virgin Islands. Its major operating subsidiaries include AmerUs Life Insurance Company, American Investors Life Insurance Company, Inc., Indianapolis Life Insurance Company and Bankers Life Insurance Company of New York.
About Aviva
Aviva plc is the world’s fifth-largest insurance group and the UK’s largest insurance services provider (based on gross worldwide premiums at 31 December 2005), and is one of the leading providers of life and pension products to Europe, with substantial positions in other markets around the world. Aviva’s principal business activities are long-term savings, fund management and general insurance, with worldwide total sales of £35 billion (USD $63 billion) and assets under management of £317 billion (USD $577 billion) at 31 December 2005.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of AmerUs Group Co. by Aviva plc. In connection with the proposed acquisition, AmerUs Group will file with or furnish to the Securities and Exchange Commission all relevant materials, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF AMERUS GROUP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING AMERUS GROUP’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed or furnished by AmerUs Group at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, free copies of the proxy statement (when it becomes available) and other documents will also be available on AmerUs Group’s website at www.amerus.com. The proxy statement and other relevant documents may also be obtained for free from AmerUs Group by directing such request to Investor Relations, AmerUs Group, PO Box 1555, Des Moines, Iowa 50306-1555. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in Solicitation
AmerUs Group and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers is included in AmerUs Group’s Proxy Statement for its 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2006, and information concerning all of AmerUs Group’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from AmerUs Group at www.amerus.com or by directing such request to the address provided in the section above.
Cautionary Statement Regarding Forward-Looking Statements
This document contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which include words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar and related expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on AmerUs Group. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (1) the shareholders of AmerUs Group may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholder meeting; (2) the parties may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (3) the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; or (4)

other factors that may be referred to in AmerUs Group’s reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by AmerUs Group will not materially and adversely affect future events. Security holders are cautioned not to place undue reliance on any forward-looking statements made by AmerUs Group or on its behalf. Forward-looking statements speak only as of the date the statement was made. AmerUs Group undertakes no obligation to update or revise any forward-looking statement.